Exhibit 10(iii)(41)

                                  AMENDMENT TO
                              CH ENERGY GROUP, INC.
                          SUPPLEMENTARY RETIREMENT PLAN

      WHEREAS,   CH  Energy  Group,   Inc.   ("Energy   Group")   maintains  the
Supplementary Executive Retirement Plan (the "Plan"); and

      WHEREAS, Energy Group desires to amend the Plan to freeze participation of the Plan and to limit further accruals under the Plan to only the current vested participants of the Plan.

      NOW,  THEREFORE,  Energy  Group  hereby  amends  the Plan by  adding a new
Section 3.13 to the end thereof as set forth below.

            "3.13 Accrual of Benefits and Participation after December 31, 2005. Effective for periods after December 31, 2005, the Plan is terminated with no benefit payable with respect to any Participant who, as of December 31, 2005, would not be vested or entitled to benefits thereunder if they separated from service or terminated from employment from either of Energy Group or Central Hudson on December 31, 2005 and no employee of Energy Group or Central Hudson may commence or recommence participation in the Plan after December 31, 2005."

      IN WITNESS WHEREOF, this Amendment has been executed as of this ___ day of December, 2005.

                                       CH ENERGY GROUP, INC.


                                       By ______________________________________